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SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
INVESTORS CAPITAL HOLDINGS, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice of 2002 Annual Meeting
and
Proxy Statement

July 10, 2002

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Tuesday, August 13, 2002, at 10:00 a.m. local time, at the Company's offices located at 230 Broadway, Suite 203, Lynnfield, Massachusetts. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

        The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

        Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. Please complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

        On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

Theodore E. Charles
 Chairman of the Board and Chief Executive Officer

INVESTORS CAPITAL HOLDINGS, LTD.
230 Broadway
Lynnfield, Massachusetts 01940

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, AUGUST 13, 2002

July 10, 2002

To the Stockholders:

        NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") will be held at 10:00 a.m. local time on Tuesday, August 13, 2002 at the Company's offices located at 230 Broadway, Suite 203, Lynnfield, Massachusetts for the following purposes:

  *
  To elect six directors, each to serve for a term of one year or until their successors are elected and qualified;

  *
  To ratify the appointment by the Board of Directors, of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2003; and

  *
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Only holders of common shares of record as of the close of business on July 30, 2002 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

        Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, please complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

C. David Weller, Esq.
 Assistant Secretary

PROXY STATEMENT

General

        This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Holdings, Ltd., a Massachusetts corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, August 13, 2002 at 10:00 a.m. local time at the Company's offices located at 230 Broadway, Suite 203, Lynnfield, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

        Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on July 30, 2002 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of July 1, 2002, there were 5,717,380 common shares outstanding.

Voting and Proxy Procedures

        Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder's shares will be voted FOR each of the nominees for director and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement. As to any other business, which may come before the Meeting, the proxy holders will vote in accordance with their best judgment. Votes will be counted manually.

        Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary or Assistant Secretary of the Company, (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

        This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about July 10, 2002. A copy of the Company's Annual Report for the year ended March 31, 2002, is included with this Proxy Statement.

        The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Computershare Trust Company, Inc., the Company's Transfer Agent, to assist us in the distribution of proxies, for which a fee of approximately $400 will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith..

PROPOSAL 1 - ELECTION OF DIRECTORS

        Six directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote FOR the election of the six persons named in the table below as directors of the Company, unless authority to do so is withheld. All of the nominees are currently directors of the Company. All of the nominees have consented to being nominated and named herein, and to serve as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

        The Bylaws of the Company provide that the number of Directors shall be determined by vote of the stockholders or the Board of Directors, but shall consist of not less than three Directors. The Board has fixed the current number of directors at six. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by, and serve at the pleasure of, the Board of Directors.

Directors:	Theodore E. Charles Timothy B. Murphy David R. Smith C. Troy Shaver, Jr. Stephen Parker James F. Twaddell

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTOR.

        For each nominee, and for each executive officer of the Company other than such nominees, there follows a brief listing of their principal occupation for at least the past five years, other major affiliations, and age as of July 1, 2002.

Nominees:

        Theodore E. Charles, director of the Company since July 1995. Founder of Investors Capital Holdings in July of 1995, serves as chairman of the board, chief executive officer and president. Mr. Charles also serves as the chief executive officer of our subsidiaries, Investors Capital Corporation and Eastern Point Advisors, Inc. Mr. Charles served on the Board of Directors of Revere Savings Bank of Massachusetts and currently serves on the Advisory Board of Danvers Savings Bank. Mr. Charles currently holds various securities licenses, including the series 6, 63, 7 and 24. Mr. Charles is a member of the Financial Planning Association and has been since 1985. He was formerly Chairman of the Shareholder Advisory Board of Life USA Insurance Company. Age—59.

        Timothy B. Murphy, director of the Company since July 1995. Also a July 1995 founder of the Company and currently serves as executive vice president, treasurer, chief financial officer and a director. Since August of 1994, Mr. Murphy has also served as president of our subsidiary, Investors Capital Corporation. In addition, since January of 1995 Mr. Murphy has been president of our subsidiary, Eastern Point Advisors. He entered the securities industry in May of 1991 as an operations manager in the Boston regional office of Clayton Securities. From February through August of 1994, he was a compliance officer of Baybanks Brokerage in Burlington, Massachusetts and a vice president of G.R. Stuart & Company, a brokerage firm located in Maynard, Massachusetts. Mr. Murphy holds various securities licenses, including the series 4, 7, 24, 27, 53, 63 and 65. Age—37.

        David R. Smith, director of the Company since March 2000. Is a founding partner and Managing Director of Charter Financial Publishing Network in Shrewsbury, New Jersey. Founded in March 2000, CFPN publishes, markets and distributes information for the financial services industry. He is co-founder of, and currently oversees sales, marketing and circulation for Financial Advisor magazine, along with other newsletters, books and investment charts distributed by CFPN. He was previously Senior Vice President of Dow Jones Financial Publishing Corporation, where he served as Publisher of Dow Jones Investment Advisor and Associate Publisher of Dow Jones Asset Management magazines since October of 1987. Age—40.

        C. Troy Shaver, Jr., director since December 2001. Is the Vice Chairman of GoldK, Inc., a full-service retirement company and a leading provider of online retirement plans. He is also President and CEO of GoldK Investment Services, Inc., the division which enables GoldK to offer a self-directed brokerage option in a 401(k) plan. Prior to joining GoldK, Mr. Shaver was President of State Street Research Investment Services Inc., President and CEO of John Hancock Funds, Inc. and Executive Vice President and Director of Oppenheimer Management Corporation. He held similar roles at State Street Research, Hancock and Oppenheimer dealing with mutual funds and the development and restructuring of strategies for sales, marketing, distribution and customer service. Age—55.

        Stephen Parker, director of the Company since March 2001. Has worked for Allmerica Financial, a Fortune 500 financial services firm located in Worcester, Massachusetts for the past ten years. He currently serves Allmerica as vice president and managing director of sales distribution. Mr. Parker is also president of Allmerica Investment Management Company, the registered investment advisory entity of Allmerica. Prior to joining Allmerica Financial, Mr. Parker served as chairman and chief executive officer of Freedom Capital Management Corporation, a subsidiary of John Hancock with, at that time, almost $3 billion under management. Mr. Parker has also served as a director of the Securities Industry Association and has served on many securities industry committees. Age—68.

        James F. Twaddell, director of the Company since April 2001. Has been a registered representative of Investors Capital Corporation, focusing on investment banking, from December 2001 through the present. From June of 1995 through December of 2001 Mr. Twaddell served as a partner in the investment banking group of Schneider Securities, Inc. Schneider, located in Denver, Colorado, is a national investment banking firm specializing in public offerings of small- and medium-sized companies. From June of 1974 through June of 1995, Mr. Twaddell functioned as the chairman of Barclay Investments of Providence, Rhode Island. Barclay is a regional securities brokerage firm specializing in public investment banking and the trading of sovereign debt with worldwide clients. Mr. Twaddell has also previously been employed by the United States Consulate in Geneva, Switzerland where he was assigned to negotiations on the General Agreement on Trade and Tariffs (GATT). Age—63.

Other Executive Officers

        Janice M. Charles, clerk since July 1995. Also a 1995 founder of the Company and director through 2000. She also serves as treasurer of our subsidiary, Eastern Point Advisors, Inc. and, since 1987, has been vice president of Investors Marketing Services, Inc., an insurance brokerage firm located in Danvers, Massachusetts. Age—51.

        C. David Weller, Esq., vice president administration and assistant clerk since February 2001. Advanced sales attorney with the St. Paul Companies of St. Paul, Minnesota from 1981 through 1984. From 1984 through 1990 design attorney with an SEC registered investment advisory firm located in North Andover, Massachusetts. From 1991 through 1995 compliance and tax attorney for the Mutual Life Insurance Company of New York, located in Waltham, Massachusetts. 1996 through 1998 compliance attorney and counsel to Hancock Partners Insurance, LLP located in Boston, Massachusetts and from 1999 to the present, chief legal counsel to the Company and its subsidiaries. Mr. Weller is also currently responsible for the operation of the Company's investment adviser subsidiary, Eastern Point Advisors, Inc. Mr. Weller holds various securities licenses, including the series 6, 7, 24, 63, and 65. Age—45.

        Joseph P. Trainor, Jr., CPA, controller since March of 2001. From 1999 through joining the Company, Mr. Trainor functioned as a financial consultant for John Hancock Financial Services of Boston, Massachusetts. From 1997 to 1999 he served as a special agent with top-secret clearance with the Federal Bureau of Investigation in Baltimore, Maryland. From 1994 to 1997, Mr. Trainor was a senior accountant with Parent, McLaughlin & Nagle, CPAs in Boston, Massachusetts. Age—34

Meetings and Committees of the Board of Directors

        During fiscal 2002, the Board held four meetings and all directors serving at the time attended all of the meetings held. In addition, certain actions were approved by unanimous written consent resolutions of the directors. During fiscal 2002, the Board had two ongoing committees: an Audit Committee and a Compensation Committee.

        The Audit Committee, consisting of directors Smith, Shaver and Parker consults with the independent auditors and management with respect to the adequacy of internal controls, the Company's audited financial statements and, where appropriate, the Company's interim financial statements before they are made public, and to make a recommendation to the Board of Directors regarding the appointment of independent auditors for the following year. The Audit Committee will meet subsequent to fiscal 2002 to review the Company's financial statements with the auditor.

        The Compensation Committee, consisting of directors Charles and Parker, determines the compensation and benefits of the chief executive officer and reviews and approves, or modifies if deemed appropriate, the recommendations of the chief executive officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also approves the issuance of grants pursuant to the Company's equity incentive plan. The Compensation Committee did not meet during fiscal 2002. Assuming the reelection of nominees Theodore E. Charles and Stephen Parker as directors of the Company, immediately following the Meeting, the Board intends that these two directors will be the sole members of the Compensation Committee.

Compensation of Directors

        Directors who are not employees receive $1,500 in cash compensation for their attendance in person at each meeting of the Board of Directors. Members of the Audit Committee receive an additional $1,000 for their attendance in person at each Audit Committee meeting.

Equity Incentive Plans - Awards During Last Fiscal Year:

        There were no equity incentive plan awards made to any of our directors or executive officers during the last fiscal year.

Executive Compensation

        The following table summarizes all compensation paid by the Company during the fiscal years ended March 31 2001 and March 31, 2002 for our Chief Executive Officer and one other executive officer whose annual compensation exceeded $100,000. The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of Messrs. Charles' and Murphy's annual salary and bonus. Other Annual Compensation is the Company's matching 401(k) contributions. All Other Compensation is personal life insurance premiums paid by the Company.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation	Restricted Stock Awards($)	Options (#)	All Other Compensation
Theodore E. Charles	2002	$400,000	none	$4,788	none	none	$6,635
Chairman of the Board, Chief	2001	$400,000	none	$4,788	none	none	$6,635
Executive Officer, President and Director
Timothy B. Murphy	2002	$200,000	none	$3,000	none	none	$1,265
Executive Vice President,	2001	$200,000	none	$3,000	none	none	$1,265
Treasurer, Chief Financial Officer and Director

PRINCIPAL SHAREHOLDERS

        The following table presents information regarding beneficial ownership of our common stock as of June 1, 2002 by: (1) each person who owns beneficially more than five percent (5%) of our outstanding common stock, (2) each of the named executive officers, (3) each director, and (4) all directors and executive officers as a group.    The persons named in table below have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them, except as otherwise indicated in the footnotes to this table. Mr. Murphy holds options for 150,000 shares of common stock of the Company at an exercise price of $1.00 per share. The shares underlying these options are reflected in the numbers below. The business address of Mr. Charles, Mr. Murphy, Mr. Weller and Mr. Trainor is c/o Investors Capital Holdings, Ltd., 230 Broadway, Lynnfield, Massachusetts 01940. The business address of Ms. Charles is c/o Investors Marketing Services, Inc., 168 Centre Street, Danvers, Massachusetts 01923. The business address of Mr. Smith is c/o Charter Financial Publishing Network, 600 Broad Street, Shrewsbury, New Jersey 07702. The business address of Mr. Parker is c/o Allmerica Financial, 440 Lincoln Street, Worcester, Massachusetts 01653. The business address of Mr. Twadell is c/o Investors Capital Corporation, 2 Charles Street, Providence, Rhode Island 02904. The business address of Mr. Shaver is c/o GoldK, 1400 Main Street, Suite 100, Waltham, Massachusetts 02451.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned
Theodore E. Charles	3,585,000	62.7%
Timothy B. Murphy	281,900	4.9%
Janice M. Charles	0	0.0%
David R. Smith	30,000	0.5%
Stephen Parker	5,000	0.1%
C. Troy Shaver, Jr.	0	0.0%
James F. Twaddell	0	0.0%
C. David Weller, Esq.	9,000	0.2%
Joseph P. Trainor, Jr.	0	0.0%
All directors and executive officers as a group (9 Persons)	3,910,900	68.4%

Employment Agreements

        On August 8, 2000 the Company entered into full-time employment agreements with Theodore E. Charles and Timothy B. Murphy. For each, the term of employment is three years, which, on the third anniversary of the commencement date, automatically extends for a three-year period unless earlier terminated. Under the employment agreements, Messrs. Charles and Murphy are entitled to receive an annual base salary of $400,000 and $200,000, respectively. Adjustments to the annual base salary amounts are at the discretion of the board of directors, taking into account appropriate cost of living adjustments and general compensation increases based on performance.

        Also, Messrs. Charles and Murphy may present to the Compensation Committee proposals as to an annual bonus or incentive program, which proposals may or may not be accepted by the board of directors, acting in good faith, and at their discretion.

        If the Company fails to renew the employment term or terminates the employment either with or without cause of Mr. Charles or if there is a "change in control," he is entitled to receive sixty months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if

Mr. Charles had not been terminated. The bonus payment is payable in a lump-sum within thirty days of termination.

        If the Company fails to renew the employment term or terminates the employment either with or without cause of Mr. Murphy or if there is a "change in control," he is entitled to receive thirty-six months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Murphy had not been terminated. The bonus payment is payable in a lump-sum within thirty days of termination.

        A "change in control" shall be deemed to have taken place if a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 75% or more of the total number of votes that may be cast for the election of the directors of the company or as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets or one or more contested elections, or any combination of the foregoing transactions in which the persons who were directors immediately prior to the transaction shall cease to constitute a majority of the board of directors of the Company or of any successor.

        The employment agreements also contain a provision that neither Mr. Charles nor Mr. Murphy will compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of six months thereafter. A state court may determine not to enforce this provision or to otherwise limit its enforceability.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investors Marketing Services, Inc.

        Investors Marketing Services, Inc. is jointly owned by our principal shareholder, Theodore E. Charles and his spouse, Janice M. Charles. This entity performs a fulfillment function for our subsidiaries by preparing, collating and mailing registration kits to registered representatives and creates graphics and other art work for various marketing materials produced for these subsidiaries. It also prepares the assembly, shipping and postage of literature pertaining to the subsidiaries. The rates charged for these services are comparable to rates charged by other non-affiliated companies for performing the same or similar services. For the fiscal year ending March 31, 2002 the cost for these services was $62,982.

Other Related Transactions

        David R. Smith, one of our directors, is the managing director of Charter Financial Publishing Network in Shrewsbury, New Jersey which publishes Financial Advisor magazine. Our broker-dealer subsidiary places recruiting advertisements in this magazine, among others, and incurs costs therefor. The aggregate dollar amount of these costs for the fiscal year ended March 31, 2002 was significantly less than 5% of our consolidated revenues for the period.

        C. Troy Shaver, Jr., one of our directors, is the Vice Chairman of GoldK, Inc., a full-service retirement company and a leading provider of online retirement plans. The Company, through its broker-dealer subsidiary, markets, among others, the no-cost 401(k) plan administration services available through GoldK. As a result, our broker-dealer subsidiary will receive finders fees and 12(b)-1 fees from the mutual fund companies who make their products available on the GoldK platform. The aggregate dollar amount of these finders fees and 12(b)-1 fees paid to our broker-dealer subsidiary during the fiscal year ended March 31, 2002 was significantly less than 5% of our consolidated revenues for the period.

        Our principal executive offices are located in a 7,600 square foot facility at 230 Broadway, Lynnfield, Massachusetts. This facility is comprised of several office condominiums owned by different entities, which lease the office space to the Company. We rent approximately 3,200 square feet of our principal executive offices from Arlsburg Trust and Investors Realty, LLC of which our principal shareholder, Theodore E. Charles is the trustee and a member, respectively. The current annual rent for this portion of our space is $182,723, which is comparable to current market rates for similar space in our geographic area. In addition, the Company leases office space from the Arlsburg Trust for its investment center in Topsfield, Massachusetts. Rent expense for the investment center was $36,000 for the year ended March 31, 2002, which is comparable to current market rates for similar space in the geographic area.

        As of March 31, 2002, we had loaned a combined total of $136,078 to Theodore E. Charles, our principal shareholder and Timothy B. Murphy, our treasurer and chief financial officer. There are no formal repayment terms and the amount loaned accrues interest at the rate of 8% per year.

        On November 26, 2001, in his capacity as a registered representative of our broker-dealer subsidiary, we loaned $75,000 to James F. Twaddell, a Director of the Company. This loan is evidenced by an interest-bearing promissory note and is payable within 24 months of the date of the note, in weekly installments. As of May 31, 2002, the outstanding balance of this note is $72,255. The note is secured by various pledges of brokerage accounts and personal assets of Mr. Twaddell.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Shatswell, MacLeod & Company, P.C., of Peabody, Massachusetts to serve as our independent public accountants for the fiscal year ending March 31, 2003. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Shatswell, MacLeod & Company, P.C. has served as our independent public accountants for the past fiscal year and is considered to be well-qualified by our management. If the stockholders do not ratify the appointment of Shatswell, MacLeod & Company, P.C., the Board of Directors may reconsider the appointment.

        Audit Fees.    Shatswell, MacLeod & Company, P.C. will bill aggregate fees of $37,000 for professional services rendered for (i) the audit of the Company's financial statements for the year ended March 31, 2002, (ii) the review of the financial statements included in the Company's quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, and (iii) the appropriate income tax services. There were no fees for anything but audit and audit-related matters.

        All audit services provided by Shatswell, MacLeod & Company, P.C. are approved by the Company's Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the independence of Shatswell, MacLeod & Company, P.C.

        Representatives of Shatswell, MacLeod & Company, P.C. will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

        Assuming the presence of a quorum, ratification of the appointment of Shatswell, MacLeod & Company, P.C. requires the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against this proposal. Broker nonvotes will not be included in the vote totals and, therefore, will have no effect on the outcome of this proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

REPORT OF THE AUDIT COMMITTEE

        The Board of Directors of the Company has appointed an Audit Committee composed of three directors, all of whom are independent as defined in Section 121 B(b)(ii) of the American Stock Exchange listing standards.

        The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

        The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Shatswell, MacLeod & Company, P.C (the "Auditors"), the Company's independent auditors for fiscal 2002.

        The Audit Committee has discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

        The Audit Committee has received from the Auditors a formal written statement describing all relationships between the Auditors and the Company that might bear on the Auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the Auditors any relationships that may impact their objectivity and independence and satisfied itself as to the Auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

David R. Smith
C. Troy Shaver
Jr., Stephen Parker

ANNUAL REPORT/FORM 10-K

        The Company's 2002 Annual Report to its stockholders is a reproduction of its Form 10-KSB filed with the SEC, excluding the Index to Exhibits and any filed exhibits or financial statement schedules, and is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the company's form 10-KSB (without exhibits or financial statement schedules) as filed with the SEC may be obtained at no cost by writing to the corporate clerk, Investors Capital Holdings, Ltd. 230 Broadway, Lynnfield, Massachusetts 01940. The company's Form 10-KSB may also be accessed on the internet at http://www.investorscapital.com. Exhibits or financial statement schedules listed in the company's form 10-K are available upon request to the corporate secretary at a nominal charge for printing and mailing.

PROPOSALS FOR NEXT ANNUAL MEETING

        No person who intends to present a proposal for action at a forthcoming annual stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (b) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Massachusetts law to present his proposal for action, and (c) submits his proposal timely. A proposal to be included in the proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 1, 2003. If the date of such meeting is changed by more than 30 calendar days from August 15, 2003, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

        Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

        The Company will be permitted to vote proxies in its discretion for any proposal for inclusion in the Company's proxy statement for its next annual meeting of stockholders that is not timely submitted on or before March 1, 2003, if the Company:

  •
  receives notice of the proposal before the close of business on May 15, 2003 and advises stockholders in such proxy statement about the nature of the matter and how the Company intends to vote on such matter, or

  •
  does not receive notice of the proposal prior to the close of business on May 15, 2003.

        Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's secretary, Janice M. Charles, Investors Capital Holdings, Ltd., 230 Broadway, Lynnfield, MA 01940.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

By order of the Board of Directors,

THEODORE E. CHARLES
 Chairman of the Board and Chief Executive Officer

INVESTORS CAPITAL HOLDINGS, LTD.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS—AUGUST 13, 2002

The undersigned, as a Stockholder of Investors Capital Holdings, Ltd. (the "Company"), hereby appoints Theodore E. Charles and Timothy B. Murphy or any one of them, the true and lawful proxies and attorneys-in-fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company (the "Meeting"), to be held Tuesday, August 13, 2002, at 10:00 a.m. local time, at the Company's offices located at 230 Broadway, Suite 203, Lynnfield, Massachusetts and any adjournments or postponements thereof, and any of them to vote, as specified below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, on the following matters as set forth in the Proxy Statement and Notice dated July 10, 2002.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE STOCKHOLDER DOES NOT SO SPECIFY, THE STOCKHOLDER'S SHARES WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. AS SET FORTH ON THE REVERSE SIDE.

        Please mark votes as shown in this example        /x/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 - 2.

1.    Election of Directors.        Nominees:

Theodore E. Charles    Timothy B. Murphy    David R. Smith    C. Troy Shaver, Jr.    Stephen Parker    James F. Twaddell

/ / FOR	/ / WITHHELD	/ / FOR ALL NOMINEES EXCEPT AS NOTED BELOW:

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

2.    Ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company's fiscal year ending March 31, 2003.

/ / FOR	/ / AGAINST	/ / ABSTAIN

Dated:                                                            , 2002

Signature(s):

Please sign exactly as the name(s) appear on your Stock Certificate. When attorney, executor, administrator, trustee, or guardian, please give the full title as such. If more than one name is shown, as in the case of joint tenancy, each party should sign.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Proxy is revocable and the undersigned reserves the right to attend the Meeting and vote in person. The above-signed hereby revokes any proxy heretofore given.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING        / /

MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS ABOVE        / /

NEITHER INTERNET NOR TELEPHONE VOTING IS AVAILABLE TO STOCKHOLERS OF THE COMPANY. THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.

QuickLinks

INVESTORS CAPITAL HOLDINGS, LTD. 230 Broadway Lynnfield, Massachusetts 01940
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, AUGUST 13, 2002
PROXY STATEMENT
Summary Compensation Table
PRINCIPAL SHAREHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
ANNUAL REPORT/FORM 10-K
PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS
INVESTORS CAPITAL HOLDINGS, LTD. PROXY SOLICITED BY THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS—AUGUST 13, 2002